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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 19, 1997

                         VALUEVISION INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                   MINNESOTA
                 (State or other jurisdiction of incorporation)

        0-20243                                      41-1673770
(Commission File Number)                  (IRS Employer Identification No.)

                  6740 SHADY OAK ROAD, EDEN PRAIRIE, NM 55344
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (612) 947-5200

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                  Page 1 of 4

                        Exhibit Index Appears on Page 3

ITEM 5.  OTHER EVENTS.

     The Registrant's Press Release dated December 19, 1997, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

99.1  Press Release dated December 19, 1997.

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                                                                    Page 2 of 3

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALUEVISION INTERNATIONAL, INC.
(Registrant)

Date: December 19, 1997                    By: /s/ Stuart R. Romenesko
                                               ---------------------------------
                                           Name: Stuart R. Romenesko
                                           Title: Senior Vice President Finance
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

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EXHIBIT NO.          DESCRIPTION                                           PAGE
  99.1               Press Release . . . . . . . . . . . . . . . . . . . .  4

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                    [VALUE VISION INTERNATIONAL LETTERHEAD]

FOR IMMEDIATE RELEASE
December 19, 1997


                         VALUEVISION REPORTS LAWSUIT


MINNEAPOLIS, DECEMBER 19, 1997--ValueVision International, Inc. (Nasdaq: VVTV) an integrated electronic and print media direct marketing company and television home-shopping network, today announced that Time Warner Cable had filed a lawsuit against Bridgeways Communications Corporation and ValueVision alleging, among other things, tortious interference with contractual and business relations and breach of contract. According to the complaint, Bridgeways and Time Warner Cable have been in a dispute since 1993 regarding Bridgeways' attempt to assert "must carry" rights with respect to television station WHAI-TV in the New York City Area of Dominant Influence.

ValueVision purchased television station WHAI-TV from Bridgeways in 1994 and subsequently sold it in 1996. ValueVision and Time Warner Cable entered into a cable affiliation agreement in 1995 pursuant to which ValueVision agreed not to assert "must carry" rights with respect to television station WHAI-TV and pursuant to which ValueVision's programming is currently carried by Time Warner Cable in approximately 4.2 million full time equivalent cable households. The complaint seeks unspecified damages and for the court to declare the cable affiliation agreement between Time Warner Cable and ValueVision null and void. The company is confident that it remains in full compliance with the terms and conditions of the cable affiliation agreement and that it has been inappropriately named in this lawsuit involving Time Warner Cable and Bridgeways. The company believes that the lawsuit is completely without merit and plans to defend it vigorously.

         For additional information on ValueVision International, Inc. by fax, at no cost, dial 1-800-PRO-INFO, and enter code VVTV.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the company) contains statements that are forward-looking, such as statements relating to the likely outcome of litigation Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the company.